UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 610 337-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 8, 2013, AmeriGas Propane, Inc., the general partner (the “General Partner”) of AmeriGas Partners, L.P. (the “Partnership”), issued a press release referencing expectations for the third quarter of fiscal 2013 and updating its previously-stated guidance for fiscal 2013. A copy of the General Partner’s press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

Item 8.01	Other Events.

On July 8, 2013, the General Partner issued a press release announcing that Heritage ETC, L.P., an affiliate of Energy Transfer Partners, L.P., has commenced an offering, subject to market and other conditions, of 6,000,000 Partnership common units. A copy of the General Partner’s press release is included as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release dated July 8, 2013 announcing updated guidance.

The following exhibit is included herein:

99.2 Press Release dated July 8, 2013 announcing the common units offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

July 8, 2013	By:	/s/ Monica M. Gaudiosi
Name: Monica M. Gaudiosi
Title: Vice President and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 8, 2013 announcing updated guidance.

99.2	Press Release dated July 8, 2013 announcing the common units offering.